EXHIBIT 10.11





                              TELEGEN CORPORATION
                            A California Corporation


                              SUBSCRIPTION PACKAGE


                               TELEGEN CORPORATION
                            SUBSCRIPTION INSTRUCTIONS
                             (Please Read Carefully)

         THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION, IN WHOLE OR IN PART, OR TO ALLOT TO ANY PROSPECTIVE PURCHASER FEWER THAN THE NUMBER OF SHARES SUBSCRIBED FOR BY SUCH PURCHASER. ANY REPRESENTATION TO THE CONTRARY IS UNAUTHORIZED AND MUST NOT BE RELIED UPON. THE COMPANY WILL UTILIZE SUBSCRIPTION PROCEEDS IMMEDIATELY UPON ACCEPTANCE.

         The shares of the Common Stock (the "Shares") of Telegen Corporation (the "Company") are being offered for $2.25 per share. This Subscription Booklet contains all of the materials necessary for you to purchase the Shares.

I. After completing the enclosed Subscription Agreement, please sign the appropriate signature page and return it to the address set forth below in Section III. Please make sure that you indicate how the name should appear on your stock certificate.

II. Payment for the Shares must be made to the Company's Placement Agent, Capitol Bay Securities by wire transfer or by delivery to the Placement Agent of a check made payable to "Telegen Corporation."


III.     Send the appropriate signature page to the following address:

                  Wilson Sonsini Goodrich & Rosati
                  Professional Corporation
                  650 Page Mill Road
                  Palo Alto, California 94304-1050
                  Attn:  Jack I. Siegal

IV. Questions regarding completion of subscription documents should be directed to:

                  Wilson Sonsini Goodrich & Rosati
                  Professional Corporation
                  650 Page Mill Road
                  Palo Alto, California 94304-1050
                  Attn:    Jack I. Siegal
                  Tel:  (650) 493-9300
                  Fax: (650) 496-4086

V.       Questions regarding the offering or the Company should be directed to:

                  Telegen Corporation
                  101 Saginaw Drive
                  Redwood City, CA  94063
                  Attn:  Warren M. Dillard
                  Tel:   (650) 261-9400
                  Fax:  (650) 261-9468

         FAILURE TO COMPLY WITH THE SUBSCRIPTION INSTRUCTIONS WILL CONSTITUTE AN INVALID SUBSCRIPTION, WHICH, IF NOT CORRECTED, WILL RESULT IN THE REJECTION OF YOUR SUBSCRIPTION REQUEST.

                             SUBSCRIPTION AGREEMENT

                             ----------------------

                               TELEGEN CORPORATION

                               -------------------

                                 222,222 Shares
                                 of Common Stock
                                  no par value
                             of TELEGEN CORPORATION
                              No Minimum Investment

                              ---------------------



To:      Telegen Corporation


         This Subscription Agreement is made by and between Telegen Corporation, a California corporation (the "Company"), and the undersigned prospective purchaser who is subscribing hereby for that number of shares of the Company's Common Stock, no par value, specified on the signature page hereto (the "Shares"). The purchase price per Share (the "Purchase Price") is $2.25. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement, relating to an offering (the "Offering") of up to 222,222 Shares.

         In consideration of the Company's agreement to sell the Shares to the undersigned on the terms and conditions summarized herein, the undersigned agrees and represents as follows:

I.       SUBSCRIPTION.

         (A) The undersigned hereby irrevocably subscribes for and agrees to purchase that number of the Shares indicated on the signature page hereto at a purchase price of $2.25 per Share. The undersigned agrees to wire transfer funds or deliver a check made out to "Telegen Corporation" in an amount equal to the aggregate purchase price for the Shares (the "Payment") to the Company's Placement Agent.

         (B) The undersigned understands that the Payment (or, in the case of rejection of a portion of the undersigned's subscription, the part of the Payment relating to such rejected portion) will be returned promptly, without interest or deduction, if the undersigned's subscription is rejected in whole or in part. The Company, if it accepts this subscription, will promptly notify the undersigned of receipt and acceptance of such subscription. Subject to the acceptance by the Company of the subscriptions, the Company shall cause to be issued to the undersigned with reasonable promptness the Shares purchased hereunder.

         (C) The undersigned hereby agrees to be bound hereby upon (i) execution and delivery to the Company of the signature page to this Subscription Agreement and (ii) acceptance by the Company of the undersigned's subscription (the "Subscription").

II.      REPRESENTATIONS AND WARRANTIES.

         The undersigned hereby represents and warrants to and agrees with the Company as follows:

         (A) The undersigned has been furnished with and has carefully read the Company's Annual Report on Form 10-K dated March 31, 1997, amended on April 9 and April 30, 1997, the Proxy Statement delivered to the Company's Shareholders dated July 9, 1997, Quarterly Report on Form 10-Q dated May 15, 1997, the Quarterly Report on Form 10-Q dated August 14, 1997, Current Reports on Form 8-K dated January 15, 1997 (amended March 14, 1997), January 21, 1997, February 7, 1997, March 25, 1997, May 9, 1997, May 19, 1997, July 8, 1997, and August 11,
1997 and the Company's press releases dated August 7, 1997 and August 19, 1997 (the "Disclosure Documents"). With respect to tax and other economic considerations involved in this investment, the undersigned is not relying on the Company or any agent or representative of any of them. The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting, and financial advisors the suitability of an investment in the Shares for the undersigned's particular tax and financial situation and has determined that the Shares being subscribed for by the undersigned are a suitable investment for the undersigned.

         (B) The undersigned represents and warrants that the address that appears on the signature page of this Subscription Agreement is the address of the undersigned's principal residence.

         (C) The undersigned and/or the undersigned's adviser(s) has/have had an opportunity to ask questions of and receive answers from persons acting on behalf of the Company concerning the Offering, and all such questions have been answered to the full satisfaction of the undersigned.

         (D) The undersigned represents and warrants that it is an "Accredited Investor" as that term is defined in Rule 501(a) promulgated pursuant to the Securities Act of 1933, as amended (the "Act"). The undersigned also represents and warrants that it either has a pre-existing business or personal relationship with the Company or any of its officers, directors, or controlling persons, or by reason of the undersigned's business or financial experience or the business or financial experience of the undersigned's professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect the undersigned's own interests in connection with these transactions.

         (E) If the undersigned is a natural person, the undersigned has reached the age of twenty-one, has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment, and at the present time, could afford a complete loss of such investment.

         (F) The undersigned or the undersigned's professional advisor, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Offering to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

         (G) The undersigned understands that the Shares have not been registered with the Securities and Exchange Commission in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act"). The undersigned has not offered or sold any portion of the Shares being acquired nor does the undersigned have any present intention of dividing such Shares with others or of selling, distributing, or otherwise disposing of any portion of such Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance in violation of the Act.

         (H) The undersigned recognizes that investment in the Shares involves substantial risks, including loss of the entire amount of such investment. Further, the undersigned has carefully read and considered the risk factors set forth in the Disclosure Documents and has taken full cognizance of and understands all of the risks related to the purchase of the Shares.

         (I) The undersigned acknowledges that each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form, in addition to any other legends which may be required by the California Commissioner of Corporations:

                  (a) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

         (J) If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust, or estate: (i) such partnership, corporation, trust, or estate has the full legal right and power and all authority and approval required (a) to execute and deliver or authorize execution and delivery of this Subscription Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust, or estate in connection with the purchase of the Shares, (b) to delegate authority pursuant to a power of attorney, and (c) to purchase and hold the Shares; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust, or estate; and (iii) such partnership, corporation, or trust has not been formed for the specific purpose of acquiring the Shares.

III.     UNDERSTANDINGS.

         The undersigned understands, acknowledges and agrees with the Company as follows:

         (A) This Subscription may be rejected, in whole or in part, by the Company, in its sole and absolute discretion, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's Subscription.

         (B)  The   undersigned   hereby   acknowledges   and  agrees  that  the
subscription hereunder is irrevocable by the undersigned; that, except as required by law, the undersigned is not entitled to cancel, terminate, or revoke this Subscription Agreement or any agreements of the undersigned hereunder; and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

         (C) IN MAKING AN INVESTMENT DECISION, PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHER MORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETER MINED THE ADEQUACY OF THE MEMORANDUM OR THIS DOCUMENT. ANY REPRESENTA TION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IV.      REGISTRATION RIGHTS.

         The undersigned will be entitled to registration rights as follows: (i) the Company shall prepare and file, within ninety (90) days of the delivery date of the Shares to the undersigned, a Registration Statement on Form S-3 (the "Registration Statement") covering the resale of the Common Stock subscribed to hereunder. The Company further agrees to use its best efforts to cause the Registration Statement to be declared effective by the Securities and Exchange Commission as soon as possible after the initial filing of the Registration Statement. The Company shall pay all expenses of such registration and shall maintain the effectiveness of such Registration Statement for so long as the Shares cannot be freely resold pursuant to Rule 144.

V.       MISCELLANEOUS.

         (A) Neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked, or canceled, except by an instrument in writing effecting the same signed by the party against whom any change, discharge, or termination is sought.

         (B) Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the undersigned, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

         (C) This Subscription Agreement shall be enforced, governed, and construed in all respects in accordance with the laws of the State of California, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors, and assigns. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         (D) This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

VI.      SIGNATURE.

         The signature page of this Subscription Agreement is contained as part of the Subscription Package and is entitled "Signature Page."

                           Signature Page Instructions

          Each individual investor should then complete all requested information on page A-1. Investors purchasing through an estate planning, family, or retirement trust should complete all requested information on page B-1. Investors purchasing through an Individual Retirement Account should complete all requested information on page C-1. If you have any questions concerning the form of investment entity or the correct signature page to use, please contact the individual identified in Section III of the Subscription Instructions. All documents should then be returned to Wilson, Sonsini, Goodrich & Rosati at the address identified in the Subscription Instructions.

                               TELEGEN CORPORATION
                            INDIVIDUAL SIGNATURE PAGE

         Your signature on this Individual Signature Page evidences your agreement to be bound by the Subscription Agreement.

         The undersigned investor, hereby subscribes to ______________________ shares of Telegen Corporation's Common Stock (the "Shares") subject to the terms and conditions of this Subscription Agreement at a purchase price of $2.25 per share for an aggregate purchase price of $______________ (the "Funds"). Stock Certificates for the Shares purchased hereunder will be delivered to the undersigned as soon as practicable after receipt of the Funds and acceptance of this Subscription Agreement by the Company.

         The undersigned represents that (i) he or she has read and understands this Subscription Agreement, and (ii) he or she will telephone the Company immediately if any material change in any of the representations and warranties contained in the Subscription Agreement occurs before the acceptance of his or her subscription and will promptly send the Company written confirmation of such change.

Section 1. Form of Ownership. The purchaser wishes to take title to the Shares with the following form of ownership:

                  _____    Individual, as separate property.
                  _____    Individual Joint Tenants With Right of Survivorship (Both parties must sign below).
                  _____    Tenants in Common (Both parties must sign below).
                  _____    Husband and Wife, as Community Property. (One signature required if interest held in one name--i.e., managing spouse, and two signatures required if interest held in both names).

Section 2.  Title.

         Please indicate exactly how you wish the name of the holder to appear on the certificate representing the Shares:_____________________________________

Section 3.  Signatures.

                                             Signatory 1 (Individual)                        Signatory 2 (Individual)
Name:                              _____________________________________________     ___________________________________________

Signature:                         _____________________________________________     ___________________________________________

Social Security Number:            _____________________________________________     ___________________________________________

Residence Address:                 _____________________________________________     ___________________________________________

                                   _____________________________________________     ___________________________________________

Mailing Address:                   _____________________________________________     ___________________________________________

Home Phone:                        _____________________________________________     ___________________________________________

Work Phone:                        _____________________________________________     ___________________________________________

Date:                              _____________________________________________     ___________________________________________


                               TELEGEN CORPORATION
                              TRUST SIGNATURE PAGE

         Your signature on this Trust Signature Page evidences the agreement by the Trustee(s), on behalf of the Trust, to be bound by the Subscription Agreement.

         (A) The undersigned investor, hereby subscribes to ______________________ shares of Telegen Corporation's Common Stock (the "Shares") subject to the terms and conditions of this Subscription Agreement at a purchase price of $2.25 per share for an aggregate purchase price of $________________ (the "Funds"). Stock Certificates for the Shares purchased hereunder will be delivered to the undersigned as soon as practicable after receipt of the Funds and acceptance of this Subscription Agreement by the Company.

         (B) The undersigned trustees represent that (a) the representations and warranties contained in the Subscription Agreement are accurate and (b) the Trust will notify the Company (contact by telephone at the number contained on page iii hereof) immediately if any material change in any of the representations and warranties occurs before the acceptance of the Trust's subscription and will promptly send the Company written confirmation of such change.

         (C) The undersigned trustees hereby certify that they have read and understand this Subscription Agreement.

         (D) The undersigned trustees hereby represent and warrant that the persons signing this Subscription Agreement on behalf of the Trust are duly authorized to acquire the Shares and sign this Subscription Agreement on behalf of the Trust and, further, that the undersigned Trust has all requisite authority to purchase such Shares and enter into this Subscription Agreement.


Please Type or Print the Exact Legal Title of Trust as follows: Trustee's name, as trustee for [Name of Grantor] under Agreement [or Declaration] of Trust dated
[Date of Trust Formation]


Title: __________________________________________________________________________________________________________


Name of                                                       Name of
Trustee: _____________________________________________        Trustee:___________________________________________
           (Please Type or Print)                                       (Please Type or Print)


By: __________________________________________________        By: _______________________________________________
      (Signature of Trustee)                                        (Signature of Trustee)


Date: ________________________________________________        Date: _____________________________________________

                               TELEGEN CORPORATION
                               IRA SIGNATURE PAGE

         The signature of the Custodian on this IRA Signature Page evidences the agreement of the Custodian to be bound by the Subscription Agreement.

         (A) The undersigned investor, hereby subscribes to ______________________ shares of Telegen Corporation's Common Stock (the "Shares") subject to the terms and conditions of this Subscription Agreement at a purchase price of $2.25 per share for an aggregate purchase price of $________________ (the "Funds"). Stock Certificates for the Shares purchased hereunder will be delivered to the undersigned as soon as practicable after receipt of the Funds and acceptance of this Subscription Agreement by the Company.

         (B) The undersigned purchaser represents that (a) the representations and warranties contained in the Subscription Agreement are accurate and (b) the purchaser will notify the Company (contact by telephone at the number contained on page iii hereof) immediately if any material change in any of the representations and warranties occurs before the acceptance of the purchaser's subscription and will promptly send the Company written confirmation of such change.

         (C) The undersigned Custodian and purchaser hereby certify that they have read and understand this Subscription Agreement.


         (D) The undersigned Custodian hereby represents and warrants that the persons signing this Subscription Agreement on behalf of the Custodian are duly authorized to sign this Subscription Agreement on behalf of the Custodian and, further, that the undersigned Custodian has all requisite authority to purchase such Shares and enter into this Subscription Agreement on behalf of the undersigned purchaser.


Please Type or Print the Exact Legal Title of Trust as follows: Custodian's name, as Custodian for Individual Retirement Account of [Name of Purchaser].

Title: ___________________________________________________________________________________________________________________


Account Number:___________________________________________________________________________________________________________

Name of                                                       Name of
Custodian: ________________________________________________   Purchaser: _________________________________________________
                       (Please Type or Print)                                           (Please Type or Print)


By: ___________________________________________________       By: ________________________________________________________
      (Authorized Signature)                                        (Signature of Purchaser)

Title: ________________________________________________


Date:  ________________________________________________       Date: ______________________________________________________

                                       C-1